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                                                                   EXHIBIT 10.39



               FIRST AMENDMENT TO SUBORDINATED TERM LOAN AGREEMENT


         THIS FIRST AMENDMENT TO SUBORDINATED TERM LOAN AGREEMENT (the "Amendment") is made and entered into as of December 30, 2002 by and between ORIGEN FINANCIAL L.L.C., a Delaware limited liability company (the "Borrower"), whose address is 260 East Brown Street, Suite 200, Birmingham, Michigan 48009, and SUN HOME SERVICES, INC., a Michigan corporation ("Lender"), whose address is 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334.

                                    RECITALS:

         A. Borrower and Sun Communities Operating Limited Partnership ("SCOLP") have entered into that certain Subordinated Term Loan Agreement dated December 4, 2002 (the "Loan Agreement"). All capitalized terms not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

         B. SCOLP assigned its interest in the Loan Agreement and the Related Documents to Lender pursuant to an Assignment of Loans of even date herewith.

         C. Borrower and Lender desire to amend the Loan Agreement in accordance with the terms and conditions of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. "Lender" shall mean Sun Home Services, Inc., a Michigan corporation, as assignee of SCOLP.

         2. Upon the execution of this Amendment, Borrower shall execute and deliver to Lender a First Amended and Restated Term Promissory Note in the form attached to this Amendment as EXHIBIT A (the "First Amended Note"). The First Amended Note shall replace the Term Promissory Note dated December 4, 2002 executed by Borrower in favor of SCOLP in connection with the Loan Agreement. All references in the Loan Agreement to the "Note" are hereby amended to be the "First Amended Note."

         3. Unless otherwise modified by this Amendment, all provisions of the Loan Agreement shall remain in full force and effect.

         4. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement. Facsimile or photographic reproductions of this Amendment may be made and relied upon to the same extent as though such fax or copy were an original.



                            [signature page attached]


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         IN WITNESS WHEREOF, the parties have executed this First Amendment to
Second Amended and Restated Subordinated Loan Agreement as of the date first written above.

                                             BORROWER:

                                             ORIGEN FINANCIAL L.L.C., a Delaware
                                             limited liability company

                                             By:    /s/  Ronald A. Klein
                                                  ------------------------------

                                             Its:   Chief Executive Officer
                                                    ----------------------------


                                             LENDER:

                                             SUN HOME SERVICES, INC., a Michigan
                                             corporation

                                             By:
                                                --------------------------------

                                             Its:
                                                 -------------------------------




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         IN WITNESS WHEREOF, the parties have executed this First Amendment to
Second Amended and Restated Subordinated Loan Agreement as of the date first written above.

                                             BORROWER:

                                             ORIGEN FINANCIAL L.L.C., a Delaware
                                             limited liability company

                                             By:
                                                  ------------------------------

                                             Its:
                                                    ----------------------------


                                             LENDER:

                                             SUN HOME SERVICES, INC., a Michigan
                                             corporation

                                             By:    /s/  Jeffrey P. Jorissen
                                                --------------------------------

                                             Its:  Chief Financial Officer
                                                 -------------------------------



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